EXHIBIT 99.2

Geron to Divest Stem Cell Assets

MENLO PARK, Calif., January 7, 2013 -- Geron Corporation (Nasdaq: GERN) today announced that on January 4, 2013, it entered into an Asset Contribution Agreement (the “Agreement”) with BioTime,Inc. (NYSE: BTX) and BioTime’s recently formed subsidiary, BioTime Acquisition Corporation (“BAC”). The Agreement provides for the divestiture of Geron’s stem cell assets to BAC upon the closing of the transaction, which is expected to occur no later than September 30, 2013.

Under the terms of the Agreement, upon closing of the transaction, Geron will contribute to BAC its intellectual property, cell lines and other assets related to Geron’s discontinued human embryonic stem cell programs, including the Phase 1 clinical trial in patients with acute spinal cord injury, as well as its autologous cellular immunotherapy program. Geron will receive approximately 6.5 million shares of Series A Common Stock of BAC. BioTime will contribute to BAC $5 million in cash, approximately 8.9 million shares of BioTime common stock to be held by BAC, five-year warrants to purchase eight million shares of BioTime common stock at an exercise price of $5.00 per share (the “BioTime Warrants”), rights to use certain human embryonic stem cell lines, and minority stakes in two of BioTime’s subsidiaries. BioTime will receive approximately 21.8 million shares of Series B Common Stock of BAC and three-year warrants to purchase 3.15 million shares of Series B Common Stock of BAC at an exercise price of $5.00 per share (the “BAC Warrants”). BAC will also pay royalties to Geron on the sale of products that are commercialized, if any, in reliance upon Geron patents acquired by BAC.

Following the closing of the transaction, Geron will distribute the Series A BAC Common Stock received from BAC to Geron’s stockholders on a pro rata basis (other than with respect to fractional shares and stockholders in certain to-be-determined excluded jurisdictions, which will instead receive cash on a pro rata basis). Following the distribution by Geron to its stockholders of the Series A BAC Common Stock, BAC will then distribute the BioTime Warrants on a pro rata basis to the holders of Series A BAC Common Stock. Following these distributions, it is anticipated that Geron stockholders would own approximately 21% of BAC, BioTime would own approximately 72%, and a private investor would own approximately 7% after an additional $5 million investment in BAC. The BAC Warrants will enable BioTime to increase its ownership in BAC by approximately 2%, which would dilute the Geron stockholders’ ownership in BAC to approximately 19%.

The closing of the transaction is subject to certain approvals by BioTime’s shareholders, the effectiveness of certain registration statements to be filed by BioTime and BAC with the Securities and Exchange Commission (the “SEC”) with respect to the securities to be distributed as contemplated by the Agreement, and other negotiated closing conditions. The transaction is expected to close no later than September 30, 2013.

Stifel Nicolaus Weisel acted as financial advisor and provided Geron’s Board of Directors with a fairness opinion regarding the transaction. Weil, Gotshal & Manges LLP has been acting as legal counsel to Geron in connection with the divestiture of Geron’s stem cell assets.

About Geron

Geron is a biopharmaceutical company developing first-in-class therapies for cancer, including its telomerase inhibitor, imetelstat. For more information about Geron, visit www.geron.com.

Use of Forward-Looking Statements

Except for the historical information contained herein, this press release contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this press release regarding Geron’s plans or expectations for or of: closing of a transaction entered into under the Asset Contribution Agreement regarding a divestiture of the Company’s stem cell assets, including without limitation: certain approvals by BioTime’s shareholders, the effectiveness of certain registration statements to be filed by BioTime and BAC with the SEC with respect to the securities to be distributed as contemplated by the Agreement, other negotiated closing conditions and closing no later than September 30, 2013, and statements related thereto, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation: (i) the ability of the parties to close the proposed transaction by September 30, 2013, or at all; (ii) satisfaction of all the conditions precedent to closing the proposed transaction, including without limitation the ability of BioTime to secure approval of BioTime’s shareholders, the effectiveness of registration statements to be filed by BioTime and BAC with the SEC, and the other negotiated closing conditions; (iii) the possibility of litigation (including related to the transaction itself); (iv) the ability of Geron to protect and maintain the assets to be contributed to BAC, including Geron’s intellectual property rights and the continuation of in-licenses; (v) Geron’s intellectual property licensors’ refusal to transfer intellectual property rights from Geron to any third party; and (vi) other risks described in Geron’s and BioTime’s SEC filings. Additional information and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron’s periodic reports filed with the SEC under the heading "Risk Factors," including Geron’s quarterly report on Form 10-Q for the quarter ended September 30, 2012. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Additional Information and Where to Find It

BioTime intends to file with the SEC a proxy statement in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of BioTime and will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The proxy statement and other relevant materials (when they become available), and any other documents filed by BioTime with the SEC, may be obtained free of charge at the SEC’s web site, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement and other relevant documents (when available) from BioTime by directing a request by mail or email to BioTime’s Chief Financial Officer at 1301 Harbor Bay Parkway, Alameda, California 94502 or pgarcia@biotimemail.com.

Participants in the Solicitation

Geron and BioTime, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from BioTime’s stockholders in connection with the proposed transaction. Information about BioTime’s directors and executive officers is set forth in BioTime’s proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2012. The proxy statement and other relevant documents (when available) filed with the SEC are available free of charge at the SEC’s web site at www.sec.gov, and from BioTime by directing a request by mail or email to BioTime’s Chief Financial Officer at 1301 Harbor Bay Parkway, Alameda, California 94502 or pgarcia@biotimemail.com, or by going to BioTime’s Investor Relations page on its corporate web site at www.biotimeinc.com. Information about Geron’s directors and executive officers is set forth in Geron’s proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2012. The proxy statement and other relevant documents (when available) filed with the SEC are available free of charge at the SEC’s web site at www.sec.gov, and from Geron by contacting Investor Relations by mail at Geron Corporation, 149 Commonwealth Drive, Suite 2070, Menlo Park, California 94025, Attn: Investor Relations Department, or by going to Geron’s Investor Relations page on its corporate web site at www.geron.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that BioTime intends to file with the SEC.

CONTACT:

Anna Krassowska, Ph.D.
Investor and Media Relations
650-473-7765
investor@geron.com
media@geron.com

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